EXHIBIT 10.14

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT, AND OTHER APPLICABLE SECURITIES LAWS.

CORAUTUS GENETICS INC.

and

VASCULAR GENETICS INC.

SENIOR CONVERTIBLE PROMISSORY NOTE

U.S. $2,500,000	Dated: December 31, 2003

No. 001

FOR VALUE RECEIVED, each of the undersigned, Corautus Genetics Inc., a Delaware corporation (the “Parent”), and Vascular Genetics Inc., a Delaware corporation (“VGI” and, together with Parent, the “Issuers”), HEREBY JOINTLY AND SEVERALLY PROMISES TO PAY to the order of BOSTON SCIENTIFIC CORPORATION (“BSC”) or its assigns (the “Holder”) the principal sum of U.S. $2,500,000, payable as provided herein, with the final payment of principal and accrued interest being due on the seventh anniversary of the date hereof (the “Final Maturity Date”). The Issuers may not prepay this Senior Convertible Promissory Note (this “Note”).

This Note is one of the Notes referred to in the Loan Agreement among the Issuers and BSC, dated July 30, 2003 as amended by the First Amendment to Loan Agreement dated December 29, 2003 (collectively, the “Loan Agreement”).

Reference is made to, and this Note is subject to the further provisions set forth under, “Terms and Conditions of the Senior Convertible Promissory Note” attached hereto, with the same effect as though such further provisions were fully set forth at this place.

IN WITNESS WHEREOF, the Issuers have caused this Note to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CORAUTUS GENETICS INC. as Issuer

By	/s/ Richard E. Otto
Richard E. Otto President & Chief Executive Officer

VASCULAR GENETICS INC. as Issuer

By	/s/ Richard E. Otto
Richard E. Otto President & Chief Executive Officer

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